SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam American Government Income Fund -- Class A
Shares
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,080.26 $1,369.05    $2,005.84

T   =  Average Annual
       Total Return              8.03%       6.48%      7.21%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $0.612

NAV                              $8.65

Sales Charge                     4.75%

POP                              $9.08

Yield at POP                     6.61%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam American Government Income Fund -- Class B
Shares
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance): 5/16/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,073.16   N/A       $1,077.34

T   =  Average Annual
       Total Return                7.32%     N/A        5.55%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $0.538

NAV                              $8.62

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     6.15%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam American Government Income Fund -- Class M
Shares
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance): 2/14/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years  10 Years*

P   =  Initial Investment        N/A       N/A      $1,000

ERV =  Ending Redeemable Value   N/A       N/A      $1,078.64

T   =  Average Annual
       Total Return              N/A       N/A       7.68%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $0.400

NAV                              $8.65

Sales Charge                     3.25%

POP                              $8.94

Yield at POP                     6.09%